SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) December 3, 1997

                  The Money Store Commercial Mortgage Inc. (as
                  Seller under a Pooling and Servicing
                  Agreement dated as of November 30, 1997 providing for the issuance of The Money Store Business Loan
                  Backed Certificates, Series 1997-2, Class A and Class B)

             The Money Store Commercial Mortgage Inc. (Exact name of
                     registrant as specified in its charter)

   New Jersey                     333-32775                  22-2378261
(State or other               (Commission File             (IRS Employer ID
jurisdiction of                   Number)                      Number)
incorporation)


2840 Morris Avenue, Union, New Jersey                   07083
(Address of principal executive offices)             (Zip Code)


Registrants' Telephone Number, including area code:   (908) 686-2000


                                       N/A
          (Former name or former address, if changed since last report)

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 Item 5.   OTHER EVENTS

     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials and ABS Term Sheets (as defined below) of Prudential Securities Incorporated (the "Underwriter") in connection with the issuance by The Money Store Inc., as representative of The Money Store Commercial Mortgage Inc. of $50,000,000 principal amount of The Money Store Business Loan Backed Certificates, Series 1997-2. The terms "Computational Materials" and "ABS Term Sheets" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No- Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)  EXHIBITS

                EXHIBIT NO. 99.1 Computational Materials and ABS Term Sheets of Prudential Securities Incorporated.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    THE MONEY STORE COMMERCIAL MORTGAGE INC.

                                            By: /S/ MICHAEL BENOFF
                                            Name:   MICHAEL BENOFF
                                            Title:  Senior Vice President

Dated: December 3, 1997

                                  EXHIBIT INDEX

EXHIBIT

99.1 Computational Materials and ABS Term Sheets of Prudential Securities Incorporated